EX-99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Bruce N. Alpert, Principal Executive Officer & Principal Financial Officer of The Gabelli Westwood Funds (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    12/5/2003     /s/ Bruce N. Alpert
     ---------------   ---------------------------------------------------------
                       Bruce N. Alpert, Principal Executive Officer & Principal
                       Financial Officer